Internally Generated Assets	12 Months Ended
Dec. 31, 2018
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Internally Generated Assets

NOTE 30—INTERNALLY GENERATED ASSETS

Internally generated assets amounted to 570 million euros in 2018, 626 million euros in 2017, and 639 million euros in 2016, decreasing by 56 million euros from 2017 to 2018 compared to a decreasing by 13 million euros from 2016 to 2017.

Details are as follows:

	Year ended December 31,
	2018	2017	2016
	(millions of euros)
Intangible assets with a finite useful life	248	272	289
Tangible assets owned	322	354	350

Total	570	626	639

Internally generated assets mainly include labor costs of dedicated technical staff for software development and the development of network solutions, applications and innovative services as well as work in connection with the design, construction and testing of network installations.